                                                                    EXHIBIT 4.17

                             CERTIFICATE OF TRUST OF
                              ONB CAPITAL TRUST III

            THIS Certificate of Trust of ONB CAPITAL TRUST III (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the business trust formed by this Certificate of Trust is ONB Capital Trust III.

            2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Bank One Delaware, Inc., Three Christiana Center, 201 North Walnut Street, Wilmington, Delaware 19801,
Attention: Legal Dept./First USA.

            3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    BANK ONE DELAWARE, INC., as Delaware trustee

                                    By: /s/ Sandra L. Caruba
                                        -------------------------------
                                        Name:  Sandra L. Caruba
                                        Title: Vice President

                                    BANK ONE TRUST COMPANY, NA, as Property
                                    Trustee

                                    By: /s/ Sandra L. Caruba
                                        ------------------------------
                                        Name:  Sandra L. Caruba
                                        Title: Vice President

                             CERTIFICATE OF TRUST OF
                              ONB CAPITAL TRUST IV

            THIS Certificate of Trust of ONB CAPITAL TRUST IV (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the business trust formed by this Certificate of Trust is ONB Capital Trust IV.

            2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Bank One Delaware, Inc., Three Christiana Center, 201 North Walnut Street, Wilmington, Delaware 19801,
Attention: Legal Dept./First USA.

            3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    BANK ONE DELAWARE, INC., as Delaware trustee

                                    By: /s/ Sandra L. Caruba
                                        -----------------------------------
                                        Name:  Sandra L. Caruba
                                        Title: Vice President

                                    BANK ONE TRUST COMPANY, NA, as Property
                                    Trustee

                                    By: /s/ Sandra L. Caruba
                                        -----------------------------------
                                        Name:  Sandra L. Caruba
                                        Title: Vice President

                              CERTIFICATE OF TRUST
                                       OF
                               ONB CAPITAL TRUST V


                  THIS Certificate of Trust of ONB Capital Trust V (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

                  A. Name. The name of the statutory trust formed by this Certificate of Trust is ONB Capital Trust V.

                  B. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, OPS4 / 3rd Floor, Newark, DE 19713, Attn: Institutional Trust Services.

                  C. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                      CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION, as Delaware
                                      Trustee


                                      By:  /s/ Diane P. Ledger
                                         ------------------------------------
                                      Name:   Diane P. Ledger
                                      Title:  Assistant Vice President


                                      J.P. MORGAN TRUST COMPANY,
                                      NATIONAL ASSOCIATION, as Property
                                      Trustee


                                      By:  /s/ Mietka Collins
                                         ------------------------------------
                                      Name:   Mietka Collins
                                      Title:  Assistant Vice President

                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST VI


                  THIS Certificate of Trust of ONB Capital Trust VI (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

                  A. Name. The name of the statutory trust formed by this Certificate of Trust is ONB Capital Trust VI.

                  B. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, OPS4 / 3rd Floor, Newark, DE 19713, Attn: Institutional Trust Services.

                  C. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION, as Delaware
                                            Trustee


                                            By:  /s/ Diane P. Ledger
                                                -------------------------------
                                            Name:   Diane P. Ledger
                                            Title:  Assistant Vice President


                                            J.P. MORGAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION, as Property
                                            Trustee


                                            By:  /s/ Mietka Collins
                                                -------------------------------
                                            Name:   Mietka Collins
                                            Title:  Assistant Vice President